                                                                  Exhibit No. 99

From: DANIEL SLEGELMILCH, BANC OF AMERICA SECU
[mailto:SMEG@bloomberg.net]
Sent: Tuesday, November 16, 2004 1:40 PM
Subject: 5 MINUTES HEADS UP ON BOAMS 04-K 1A1, 1A2, AND 2A1 PRICING


5 MINUTES HEADS UP ON BOAMS 04-K 1A1, 1A2, AND 2A1 PRICING

PRICING PROMPLTY AT 1:45

From: DANIEL SLEGELMILCH, BANC OF AMERICA SECU
[mailto:SMEG@bloomberg.net]
Sent: Wednesday, November 17, 2004 10:07 AM
Subject: BOAMS 04-K BENCHMARK YIELDS TRANCHE 2A2


BOAMS 04-K          BENCHMARK YIELDS    TRANCHE 2A2

        2YR SWAP    3.262%
        3YR SWAP    3.528%              BOND YIELDS AND
                                        PRICES TO FOLLOW

        2.56YR SWAP 3.412%

The above information relates to Banc of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2004-K. This message is for information purposes only and we are not soliciting any action based upon it. Information herein will be superseded by information in the final prospectus (which may include both a Prospectus and a Prospectus Supplement), copies of which may be obtained from Casey Neilson at Banc of America Securities LLC, 214 North Tryon Street, Charlotte, NC 28255. Any decision to invest in securities should be made after reviewing any Prospectus or Prospectus Supplement relating to them. The underwriters disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.

From: DANIEL SLEGELMILCH, BANC OF AMERICA SECU
[mailto:SMEG@bloomberg.net]
Sent: Tuesday, November 16, 2004 1:48 PM
Subject: BOAMS 04-K BENCHMARK YIELDS TRANCHES 1A1, 1A2, AND 2A1


BOAMS 04-K          BENCHMARK YIELDS    TRANCHES 1A1, 1A2, AND 2A1

        2YR SWAP    3.280%
        3YR SWAP    3.552%              BOND YIELDS AND
                                        PRICES TO FOLLOW

        2.56YR SWAP 3.432%

The above information relates to Banc of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2004-K. This message is for information purposes only and we are not soliciting any action based upon it. Information herein will be superseded by information in the final prospectus (which may include both a Prospectus and a Prospectus Supplement), copies of which may be obtained from Casey Neilson at Banc of America Securities LLC, 214 North Tryon Street, Charlotte, NC 28255. Any decision to invest in securities should be made after reviewing any Prospectus or Prospectus Supplement relating to them. The underwriters disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.

From: DANIEL SLEGELMILCH, BANC OF AMERICA SECU
[mailto:SMEG@bloomberg.net]
Sent: Tuesday, November 16, 2004 4:32 PM
Subject: BOAMS 04-K BENCHMARK YIELDS TRANCHES 3A1 AND 3A2


BOAMS 04-K          BENCHMARK YIELDS    TRANCHES 3A1 AND 3A2

        2YR SWAP    3.272%
        3YR SWAP    3.541%              BOND YIELDS AND
                                        PRICES TO FOLLOW

        2.89YR SWAP 3.511%

The above information relates to Banc of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2004-K. This message is for information purposes only and we are not soliciting any action based upon it. Information herein will be superseded by information in the final prospectus (which may include both a Prospectus and a Prospectus Supplement), copies of which may be obtained from Casey Neilson at Banc of America Securities LLC, 214 North Tryon Street, Charlotte, NC 28255. Any decision to invest in securities should be made after reviewing any Prospectus or Prospectus Supplement relating to them. The underwriters disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.

From: DANIEL SLEGELMILCH, BANC OF AMERICA SECU
[mailto:SMEG@bloomberg.net]
Sent: Wednesday, November 17, 2004 10:09 AM
Subject: BOAMS 04-K TRANCHE 2A2 PRICE, COUPON, YIELDS


BOAMS 04-K           PRICES, COUPONS, YIELDS    TRANCHE 2A2

CLASS   TYPE      SIZE    WAL    SPR          CPN     BMYLD   YLD     PRICE

2A2   5/1 PSTH  $213.603  2.56  100/SWAPS   4.80969  3.412  4.412   100.71484375

The above information relates to Banc of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2004-K. This message is for information purposes only and we are not soliciting any action based upon it. Information herein will be superseded by information in the final prospectus (which may include both a Prospectus and a Prospectus Supplement), copies of which may be obtained from Casey Neilson at Banc of America Securities LLC, 214 North Tryon Street, Charlotte, NC 28255. Any decision to invest in securities should be made after reviewing any Prospectus or Prospectus Supplement relating to them. The underwriters disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.

From: DANIEL SLEGELMILCH, BANC OF AMERICA SECU
[mailto:SMEG@bloomberg.net]
Sent: Tuesday, November 16, 2004 2:05 PM
Subject: BOAMS 04-K TRANCHES 1A1, 1A2,AND 2A1 PRICES, COUPONS, YIELDS


BOAMS 04-K           PRICES, COUPONS, YIELDS    TRANCHES 1A1, 1A2, AND 2A1

CLASS   TYPE      SIZE    WAL   SPR          CPN     BMYLD   YLD      PRICE

1A1   3/1 PSTH  $ 42.854  1.93  57/2YR SWAP 3.96181  3.280  3.850    99.9998
1A2   3/1 PSTH  $ 50.000  1.93  63/2YR SWAP 4.46181  3.280  3.910   100.7786
2A1   5/1 PSTH  $167.000  2.56  93/SWAPS    4.44669  3.432  4.362    99.9977

The above information relates to Banc of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2004-K. This message is for information purposes only and we are not soliciting any action based upon it. Information herein will be superseded by information in the final prospectus (which may include both a Prospectus and a Prospectus Supplement), copies of which may be obtained from Casey Neilson at Banc of America Securities LLC, 214 North Tryon Street, Charlotte, NC 28255. Any decision to invest in securities should be made after reviewing any Prospectus or Prospectus Supplement relating to them. The underwriters disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.

BOAMS 04-K -FINAL - PRICE/YIELD - 4A1

Balance           $57,098,000.00    Delay            24
Initial Coupon    5.200575553       Dated            11/1/2004
Settle            11/29/2004        First Payment    12/25/2004

Price                 5 CPR TO ROLL  15 CPR TO ROLL  20 CPR TO ROLL  25 CPR TO ROLL  30 CPR TO ROLL  40 CPR TO ROLL   50 CPR TO ROLL
                          Yield           Yield           Yield           Yield           Yield           Yield          Yield
100-16.00                 5.118           5.044           4.999           4.948           4.891           4.759          4.600
100-18.00                 5.108           5.028           4.980           4.925           4.864           4.722          4.552
100-20.00                 5.097           5.012           4.960           4.902           4.837           4.686          4.504
100-22.00                 5.087           4.996           4.941           4.879           4.810           4.650          4.456
100-24.00                 5.076           4.980           4.922           4.857           4.783           4.613          4.408
100-26.00                 5.066           4.964           4.903           4.834           4.756           4.577          4.360
100-28.00                 5.055           4.949           4.884           4.811           4.730           4.541          4.312
100-30.00                 5.045           4.933           4.865           4.789           4.703           4.504          4.265
101-00.00                 5.035           4.917           4.846           4.766           4.676           4.468          4.217
101-02.00                 5.024           4.901           4.827           4.743           4.650           4.432          4.169
101-04.00                 5.014           4.886           4.808           4.721           4.623           4.396          4.122
101-06.00                 5.003           4.870           4.789           4.698           4.596           4.360          4.075
101-08.00                 4.993           4.854           4.771           4.676           4.570           4.324          4.027
101-10.00                 4.982           4.838           4.752           4.653           4.543           4.288          3.980
101-12.00                 4.972           4.823           4.733           4.631           4.517           4.252          3.933
101-14.00                 4.962           4.807           4.714           4.608           4.490           4.216          3.886
101-16.00                 4.951           4.791           4.695           4.586           4.464           4.181          3.839

WAL                       7.506           4.737           3.850           3.164           2.630           1.882          1.396
Mod Durn                  5.906           3.911           3.249           2.726           2.309           1.705          1.295
Principal Window Begin  12/25/2004      12/25/2004      12/25/2004      12/25/2004      12/25/2004      12/25/2004     12/25/2004
Principal Window End    10/25/2014      10/25/2014      10/25/2014      10/25/2014      10/25/2014      10/25/2014     10/25/2014

LIBOR_1YR                  2.8             2.8             2.8             2.8             2.8             2.8            2.8

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This mate but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

From: DANIEL SLEGELMILCH, BANC OF AMERICA SECU
[mailto:SMEG@bloomberg.net]
Sent: Friday, November 19, 2004 8:42 AM
Subject: NEW ISSUE: BOAMS 04-K BONDS REMAINING


BOAMS 04-K -- BONDS REMAINING -- 4A1 10/1 PSTH

CLASS    TYPE        SIZE(MM)   WAL  WNDW  COUPON   APPR $PX        OFFERED

4A1   10/1 PSTH WAC  $ 57.098  3.16  1-119 5.200%   $101-00   1-14 BK INT DW NOV
                                                                 NOV 29 SETTLE

YIELD TABLE IS ATTACHED

The above information relates to Banc of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2004-K. This message is for information purposes only and we are not soliciting any action based upon it. Information herein will be superseded by information in the final prospectus (which may include both a Prospectus and a Prospectus Supplement), copies of which may be obtained from Casey Neilson at Banc of America Securities LLC, 214 North Tryon Street, Charlotte, NC 28255. Any decision to invest in securities should be made after reviewing any Prospectus or Prospectus Supplement relating to them. The underwriters disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.

From: DANIEL SLEGELMILCH, BANC OF AMERICA SECU
[mailto:SMEG@bloomberg.net]
Sent: Tuesday, November 16, 2004 4:46 PM
Subject: NEW ISSUE: BOAMS 04-K GROUP 3 AND 4 UPDATE


BOAMS 04-K -- HYBRID ARMS (3/1, 5/1, 7/1 AND 10/1)
MGRS:  BAS(LEAD)/BEAR/LEHMAN              PREMARKETING:  11/15-11/18
SETTLEMENT:  11/29/04                     PRICING:       11/16-11/19
RATINGS:  MOODY'S/FITCH                   PRICING SPEED: 25% CPR TO WA ROLL

CLASS    TYPE         SIZE(MM)  WAL   WNDW  APPR $PX       PX TALK      STATUS

3A1    7/1 PSTH WAC   $ 57.326  2.89  1-83  $101-00      +118/SWAPS      SUBJ
3A3    7/1 MEZZ       $  0.362  2.89  1-83  HI $99       +168A/SWAPS     OPEN
4A1   10/1 PSTH WAC   $ 57.098  3.16  1-119 $101-00   1-14A BK INT DW    OPEN

The above information relates to Banc of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2004-K. This message is for information purposes only and we are not soliciting any action based upon it. Information herein will be superseded by information in the final prospectus (which may include both a Prospectus and a Prospectus Supplement), copies of which may be obtained from Casey Neilson at Banc of America Securities LLC, 214 North Tryon Street, Charlotte, NC 28255. Any decision to invest in securities should be made after reviewing any Prospectus or Prospectus Supplement relating to them. The underwriters disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.

From: DANIEL SLEGELMILCH, BANC OF AMERICA SECU
[mailto:SMEG@bloomberg.net]
Sent: Tuesday, November 16, 2004 3:11 PM
Subject: NEW ISSUE: BOAMS 04-K GROUP 3 AND 4 UPDATE


BOAMS 04-K -- HYBRID ARMS (3/1, 5/1, 7/1 AND 10/1)
MGRS:  BAS(LEAD)/BEAR/LEHMAN              PREMARKETING:  11/15-11/18
SETTLEMENT:  11/29/04                     PRICING:       11/16-11/19
RATINGS:  MOODY'S/FITCH                   PRICING SPEED: 25% CPR TO WA ROLL

CLASS    TYPE         SIZE(MM)   WAL  WNDW  APPR $PX      PX TALK       STATUS

3A1    7/1 PSTH WAC   $ 57.326  2.89  1-83  $101-00     +118/SWAPS       SUBJ
4A1   10/1 PSTH WAC   $ 57.098  3.16  1-119 $101-00  1-14A BK INT DW     OPEN

The above information relates to Banc of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2004-K. This message is for information purposes only and we are not soliciting any action based upon it. Information herein will be superseded by information in the final prospectus (which may include both a Prospectus and a Prospectus Supplement), copies of which may be obtained from Casey Neilson at Banc of America Securities LLC, 214 North Tryon Street, Charlotte, NC 28255. Any decision to invest in securities should be made after reviewing any Prospectus or Prospectus Supplement relating to them. The underwriters disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.

From: DANIEL SLEGELMILCH, BANC OF AMERICA SECU
[mailto:SMEG@bloomberg.net]
Sent: Tuesday, November 16, 2004 5:01 PM
Subject: NEW ISSUE: BOAMS 04-K GROUP 3 AND 4 UPDATE


BOAMS 04-K -- HYBRID ARMS (3/1, 5/1, 7/1 AND 10/1)
MGRS:  BAS(LEAD)/BEAR/LEHMAN              PREMARKETING:  11/15-11/18
SETTLEMENT:  11/29/04                     PRICING:       11/16-11/19
RATINGS:  MOODY'S/FITCH                   PRICING SPEED: 25% CPR TO WA ROLL

CLASS    TYPE         SIZE(MM)   WAL  WNDW  APPR $PX       PX TALK      STATUS

3A1    7/1 PSTH WAC   $ 57.326  2.89  1-83  $101-00      +118/SWAPS      SUBJ
3A3    7/1 MEZZ       $  0.362  2.89  1-83  HI $99       +168A/SWAPS     SUBJ
4A1   10/1 PSTH WAC   $ 57.098  3.16  1-119 $101-00   1-14A BK INT DW    OPEN

The above information relates to Banc of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2004-K. This message is for information purposes only and we are not soliciting any action based upon it. Information herein will be superseded by information in the final prospectus (which may include both a Prospectus and a Prospectus Supplement), copies of which may be obtained from Casey Neilson at Banc of America Securities LLC, 214 North Tryon Street, Charlotte, NC 28255. Any decision to invest in securities should be made after reviewing any Prospectus or Prospectus Supplement relating to them. The underwriters disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.

From: DANIEL SLEGELMILCH, BANC OF AMERICA SECU
[mailto:SMEG@bloomberg.net]
Sent: Wednesday, November 17, 2004 8:39 AM
Subject: NEW ISSUE: BOAMS 04-K GROUP 4 UPDATE


BOAMS 04-K -- HYBRID ARMS (3/1, 5/1, 7/1 AND 10/1)
MGRS:  BAS(LEAD)/BEAR/LEHMAN              PREMARKETING:  11/15-11/18
SETTLEMENT:  11/29/04                     PRICING:       11/16-11/19
RATINGS:  MOODY'S/FITCH                   PRICING SPEED: 25% CPR TO WA ROLL

CLASS     TYPE        SIZE(MM)   WAL  WNDW  APPR $PX       PX TALK      STATUS

4A1   10/1 PSTH WAC   $ 57.098  3.16  1-119 $101-00   1-14A BK INT DW    OPEN

The above information relates to Banc of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2004-K. This message is for information purposes only and we are not soliciting any action based upon it. Information herein will be superseded by information in the final prospectus (which may include both a Prospectus and a Prospectus Supplement), copies of which may be obtained from Casey Neilson at Banc of America Securities LLC, 214 North Tryon Street, Charlotte, NC 28255. Any decision to invest in securities should be made after reviewing any Prospectus or Prospectus Supplement relating to them. The underwriters disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.

From: DANIEL SLEGELMILCH, BANC OF AMERICA SECU
[mailto:SMEG@bloomberg.net]
Sent: Monday, November 15, 2004 2:08 PM
Subject: NEW ISSUE: BOAMS 04-K ANNOUNCEMENT


BOAMS 04-K -- HYBRID ARMS (3/1, 5/1, 7/1 AND 10/1)
MGRS:  BAS(LEAD)/BEAR/LEHMAN              PREMARKETING:  11/15-11/18
SETTLEMENT:  11/29/04                     PRICING:       11/16-11/19
RATINGS:  MOODY'S/FITCH                   PRICING SPEED: 25% CPR TO WA ROLL

CLASS    TYPE         SIZE(MM)   WAL  WNDW  APPR $PX

1A1    3/1 PSTH WAC   $ 42.854  1.93  1-35  $100-00
1A2    3/1 PSTH WAC   $ 50.000  1.93  1-35  HI $100
2A1    5/1 PSTH WAC   $100.000  2.56  1-59  $100-00
2A2    5/1 PSTH WAC   $280.603  2.56  1-59  HI $100
3A1    7/1 PSTH WAC   $ 57.326  2.89  1-83  $101-00
4A1   10/1 PSTH WAC   $ 57.098  3.16  1-119 $101-00

***SIZING WITHIN GROUPS WILL BE BASED UPON DEMAND***

The above information relates to Banc of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2004-K. This message is for information purposes only and we are not soliciting any action based upon it. Information herein will be superseded by information in the final prospectus (which may include both a Prospectus and a Prospectus Supplement), copies of which may be obtained from Casey Neilson at Banc of America Securities LLC, 214 North Tryon Street, Charlotte, NC 28255. Any decision to invest in securities should be made after reviewing any Prospectus or Prospectus Supplement relating to them. The underwriters disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.

From: DANIEL SLEGELMILCH, BANC OF AMERICA SECU
[mailto:SMEG@bloomberg.net]
Sent: Tuesday, November 16, 2004 1:00 PM
Subject: NEW ISSUE: BOAMS 04-K LAUNCH 1A1, 1A2, AND 2A1 PX 1:45PM


BOAMS 04-K -- HYBRID ARMS (3/1, 5/1, 7/1 AND 10/1)
MGRS:  BAS(LEAD)/BEAR/LEHMAN              PREMARKETING:  11/15-11/18
SETTLEMENT:  11/29/04                     PRICING:       11/16-11/19
RATINGS:  MOODY'S/FITCH                   PRICING SPEED: 25% CPR TO WA ROLL

CLASS    TYPE         SIZE(MM)   WAL  WNDW  APPR $PX       PX TALK      STATUS

1A1    3/1 PSTH WAC   $ 42.854  1.93  1-35  $100-00       57/2YR SWAP    SUBJ
1A2    3/1 PSTH WAC   $ 50.000  1.93  1-35  HI $100       63/2YR SWAP    SUBJ
2A1    5/1 PSTH WAC   $167.000  2.56  1-59  $100-00       93/SWAPS       1.00x
2A2    5/1 PSTH WAC   $228.603  2.56  1-59  HI $100    +97-100/SWAPS     0.95x
3A1    7/1 PSTH WAC   $ 57.326  2.89  1-83  $101-00      +115A/SWAPS     OPEN
4A1   10/1 PSTH WAC   $ 57.098  3.16  1-119 $101-00   1-14A BK INT DW    OPEN

***SIZING WITHIN GROUPS WILL BE BASED UPON DEMAND***

The above information relates to Banc of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2004-K. This message is for information purposes only and we are not soliciting any action based upon it. Information herein will be superseded by information in the final prospectus (which may include both a Prospectus and a Prospectus Supplement), copies of which may be obtained from Casey Neilson at Banc of America Securities LLC, 214 North Tryon Street, Charlotte, NC 28255. Any decision to invest in securities should be made after reviewing any Prospectus or Prospectus Supplement relating to them. The underwriters disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.

From: DANIEL SLEGELMILCH, BANC OF AMERICA SECU
[mailto:SMEG@bloomberg.net]
Sent: Tuesday, November 16, 2004 1:07 PM
Subject: NEW ISSUE: BOAMS 04-K LAUNCH 1A1, 1A2, AND 2A1 PX 1:45PM


BOAMS 04-K -- HYBRID ARMS (3/1, 5/1, 7/1 AND 10/1)
MGRS:  BAS(LEAD)/BEAR/LEHMAN              PREMARKETING:  11/15-11/18
SETTLEMENT:  11/29/04                     PRICING:       11/16-11/19
RATINGS:  MOODY'S/FITCH                   PRICING SPEED: 25% CPR TO WA ROLL

CLASS    TYPE         SIZE(MM)   WAL  WNDW  APPR $PX       PX TALK      STATUS

1A1    3/1 PSTH WAC   $ 42.854  1.93  1-35  $100-00       57/2YR SWAP    SUBJ
1A2    3/1 PSTH WAC   $ 50.000  1.93  1-35  HI $100       63/2YR SWAP    SUBJ
2A1    5/1 PSTH WAC   $167.000  2.56  1-59  $100-00       93/SWAPS       SUBJ
2A2    5/1 PSTH WAC   $228.603  2.56  1-59  HI $100    +97-100/SWAPS     SUBJ
3A1    7/1 PSTH WAC   $ 57.326  2.89  1-83  $101-00      +115A/SWAPS     OPEN
4A1   10/1 PSTH WAC   $ 57.098  3.16  1-119 $101-00   1-14A BK INT DW    OPEN

***SIZING WITHIN GROUPS WILL BE BASED UPON DEMAND***

The above information relates to Banc of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2004-K. This message is for information purposes only and we are not soliciting any action based upon it. Information herein will be superseded by information in the final prospectus (which may include both a Prospectus and a Prospectus Supplement), copies of which may be obtained from Casey Neilson at Banc of America Securities LLC, 214 North Tryon Street, Charlotte, NC 28255. Any decision to invest in securities should be made after reviewing any Prospectus or Prospectus Supplement relating to them. The underwriters disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.

From: DANIEL SLEGELMILCH, BANC OF AMERICA SECU
[mailto:SMEG@bloomberg.net]
Sent: Tuesday, November 16, 2004 9:24 AM
Subject: NEW ISSUE: BOAMS 04-K PRICE GUIDANCE


BOAMS 04-K -- HYBRID ARMS (3/1, 5/1, 7/1 AND 10/1)
MGRS:  BAS(LEAD)/BEAR/LEHMAN              PREMARKETING:  11/15-11/18
SETTLEMENT:  11/29/04                     PRICING:       11/16-11/19
RATINGS:  MOODY'S/FITCH                   PRICING SPEED: 25% CPR TO WA ROLL

CLASS    TYPE         SIZE(MM)   WAL  WNDW  APPR $PX      PX TALK       STATUS

1A1    3/1 PSTH WAC   $ 42.854  1.93  1-35  $100-00   +54-57/2YR SWAP    OPEN
1A2    3/1 PSTH WAC   $ 50.000  1.93  1-35  HI $100   +60-63/2YR SWAP    1.00x
2A1    5/1 PSTH WAC   $100.000  2.56  1-59  $100-00    +90-93/SWAPS      1.00x
2A2    5/1 PSTH WAC   $280.603  2.56  1-59  HI $100   +97-100/SWAPS      0.70x
3A1    7/1 PSTH WAC   $ 57.326  2.89  1-83  $101-00     +115A/SWAPS      OPEN
4A1   10/1 PSTH WAC   $ 57.098  3.16  1-119 $101-00   1-14A BK INT DW    OPEN

***SIZING WITHIN GROUPS WILL BE BASED UPON DEMAND***

The above information relates to Banc of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2004-K. This message is for information purposes only and we are not soliciting any action based upon it. Information herein will be superseded by information in the final prospectus (which may include both a Prospectus and a Prospectus Supplement), copies of which may be obtained from Casey Neilson at Banc of America Securities LLC, 214 North Tryon Street, Charlotte, NC 28255. Any decision to invest in securities should be made after reviewing any Prospectus or Prospectus Supplement relating to them. The underwriters disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.

From: DANIEL SLEGELMILCH, BANC OF AMERICA SECU
[mailto:SMEG@bloomberg.net]
Sent: Tuesday, November 16, 2004 9:57 AM
Subject: NEW ISSUE: BOAMS 04-K UPDATE #1


BOAMS 04-K -- HYBRID ARMS (3/1, 5/1, 7/1 AND 10/1)
MGRS:  BAS(LEAD)/BEAR/LEHMAN              PREMARKETING:  11/15-11/18
SETTLEMENT:  11/29/04                     PRICING:       11/16-11/19
RATINGS:  MOODY'S/FITCH                   PRICING SPEED: 25% CPR TO WA ROLL

CLASS    TYPE         SIZE(MM)   WAL  WNDW  APPR $PX       PX TALK      STATUS

1A1    3/1 PSTH WAC   $ 42.854  1.93  1-35  $100-00    +54-57/2YR SWAP   OPEN
1A2    3/1 PSTH WAC   $ 50.000  1.93  1-35  HI $100    +60-63/2YR SWAP   1.00x
2A1    5/1 PSTH WAC   $100.000  2.56  1-59  $100-00     +90-93/SWAPS     1.00x
2A2    5/1 PSTH WAC   $280.603  2.56  1-59  HI $100    +97-100/SWAPS     0.90x
3A1    7/1 PSTH WAC   $ 57.326  2.89  1-83  $101-00      +115A/SWAPS     OPEN
4A1   10/1 PSTH WAC   $ 57.098  3.16  1-119 $101-00   1-14A BK INT DW    OPEN

***SIZING WITHIN GROUPS WILL BE BASED UPON DEMAND***

The above information relates to Banc of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2004-K. This message is for information purposes only and we are not soliciting any action based upon it. Information herein will be superseded by information in the final prospectus (which may include both a Prospectus and a Prospectus Supplement), copies of which may be obtained from Casey Neilson at Banc of America Securities LLC, 214 North Tryon Street, Charlotte, NC 28255. Any decision to invest in securities should be made after reviewing any Prospectus or Prospectus Supplement relating to them. The underwriters disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.

From: DANIEL SLEGELMILCH, BANC OF AMERICA SECU
[mailto:SMEG@bloomberg.net]
Sent: Tuesday, November 16, 2004 12:10 PM
Subject: NEW ISSUE: BOAMS 04-K UPDATE #2 UPDATE SIZES 2A1 AND 2A2


BOAMS 04-K -- HYBRID ARMS (3/1, 5/1, 7/1 AND 10/1)
MGRS:  BAS(LEAD)/BEAR/LEHMAN              PREMARKETING:  11/15-11/18
SETTLEMENT:  11/29/04                     PRICING:       11/16-11/19
RATINGS:  MOODY'S/FITCH                   PRICING SPEED: 25% CPR TO WA ROLL

CLASS    TYPE         SIZE(MM)   WAL  WNDW  APPR $PX       PX TALK      STATUS

1A1    3/1 PSTH WAC   $ 42.854  1.93  1-35  $100-00    +54-57/2YR SWAP   OPEN
1A2    3/1 PSTH WAC   $ 50.000  1.93  1-35  HI $100    +60-63/2YR SWAP   1.00x
2A1    5/1 PSTH WAC   $152.000  2.56  1-59  $100-00     +90-93/SWAPS     1.00x
2A2    5/1 PSTH WAC   $228.603  2.56  1-59  HI $100    +97-100/SWAPS     0.90x
3A1    7/1 PSTH WAC   $ 57.326  2.89  1-83  $101-00      +115A/SWAPS     OPEN
4A1   10/1 PSTH WAC   $ 57.098  3.16  1-119 $101-00   1-14A BK INT DW    OPEN

***SIZING WITHIN GROUPS WILL BE BASED UPON DEMAND***

The above information relates to Banc of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2004-K. This message is for information purposes only and we are not soliciting any action based upon it. Information herein will be superseded by information in the final prospectus (which may include both a Prospectus and a Prospectus Supplement), copies of which may be obtained from Casey Neilson at Banc of America Securities LLC, 214 North Tryon Street, Charlotte, NC 28255. Any decision to invest in securities should be made after reviewing any Prospectus or Prospectus Supplement relating to them. The underwriters disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.

From: DANIEL SLEGELMILCH, BANC OF AMERICA SECU
[mailto:SMEG@bloomberg.net]
Sent: Tuesday, November 16, 2004 12:28 PM
Subject: NEW ISSUE: BOAMS 04-K UPDATE #3


BOAMS 04-K -- HYBRID ARMS (3/1, 5/1, 7/1 AND 10/1)
MGRS:  BAS(LEAD)/BEAR/LEHMAN              PREMARKETING:  11/15-11/18
SETTLEMENT:  11/29/04                     PRICING:       11/16-11/19
RATINGS:  MOODY'S/FITCH                   PRICING SPEED: 25% CPR TO WA ROLL

CLASS    TYPE         SIZE(MM)   WAL  WNDW  APPR $PX       PX TALK      STATUS

1A1    3/1 PSTH WAC   $ 42.854  1.93  1-35  $100-00    +54-57/2YR SWAP   1.00x
1A2    3/1 PSTH WAC   $ 50.000  1.93  1-35  HI $100    +60-63/2YR SWAP   1.00x
2A1    5/1 PSTH WAC   $152.000  2.56  1-59  $100-00     +90-93/SWAPS     1.00x
2A2    5/1 PSTH WAC   $228.603  2.56  1-59  HI $100    +97-100/SWAPS     0.90x
3A1    7/1 PSTH WAC   $ 57.326  2.89  1-83  $101-00      +115A/SWAPS     OPEN
4A1   10/1 PSTH WAC   $ 57.098  3.16  1-119 $101-00   1-14A BK INT DW    OPEN

***SIZING WITHIN GROUPS WILL BE BASED UPON DEMAND***

The above information relates to Banc of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2004-K. This message is for information purposes only and we are not soliciting any action based upon it. Information herein will be superseded by information in the final prospectus (which may include both a Prospectus and a Prospectus Supplement), copies of which may be obtained from Casey Neilson at Banc of America Securities LLC, 214 North Tryon Street, Charlotte, NC 28255. Any decision to invest in securities should be made after reviewing any Prospectus or Prospectus Supplement relating to them. The underwriters disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.